UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2017

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas 75201	c/o InfraREIT, Inc. 1900 North Akard Street Dallas, Texas 75201
(Address of Principal Executive Offices, Including Zip Code)	(Mailing Address, Including Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On November 9, 2017, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), consummated the transactions (the “Asset Exchange Transaction”) contemplated by the Agreement and Plan of Merger, dated as of July 21, 2017 (the “Merger Agreement”), among SDTS, SDTS AssetCo, a newly formed wholly-owned subsidiary of SDTS, Oncor Electric Delivery Company LLC (“Oncor”), Oncor AssetCo LLC, a newly formed wholly-owned subsidiary of Oncor, Sharyland Utilities, L.P., the Company’s sole tenant (“Sharyland”), and SU AssetCo, L.L.C., a newly formed wholly-owned subsidiary of Sharyland, pursuant to which, among other things, SDTS exchanged $401 million of net assets (the “Transferred SDTS Assets”) for $383 million of transmission assets (the “Acquired Transmission Assets”) and $18 million in cash from Oncor, subject to customary adjustments to be made following the closing of the Asset Exchange Transaction.

The Company holds all of its assets through SDTS, and SDTS leases its assets to Sharyland pursuant to five separate leases, which are primarily grouped by asset geography. Immediately prior to the closing of the Asset Exchange Transaction, those leases included (i) the Third Amended and Restated Master System Lease Agreement (McAllen System), dated December 1, 2014 (the “McAllen Lease”), as supplemented by the Twelfth Amended and Restated Rent Supplement (McAllen Lease), dated February 22, 2017 (the “McAllen Supplement”); (ii) the Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), dated December 31, 2015 (the “S/B/C Lease”), as supplemented by the Twelfth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated February 22, 2017 (the “S/B/C Supplement”); (iii) the Third Amended and Restated Lease Agreement (Stanton Transmission Loop Assets), dated December 1, 2014 (the “Stanton Transmission Loop Lease”), as supplemented by the Fourth Amended and Restated Rent Supplement (Stanton Transmission Loop (f/k/a FERC) Lease), dated January 1, 2015; (iv) the Third Amended and Restated Lease Agreement (CREZ Assets), dated December 4, 2015 (the “CREZ Lease”), as supplemented by the Tenth Amended and Restated Rent Supplement (CREZ Lease), dated February 22, 2017 (the “CREZ Supplement”); and (v) the Lease Agreement (ERCOT Transmission Assets), dated December 1, 2014 (the “ERCOT Transmission Lease”), as supplemented by the Seventh Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated February 22, 2017. InfraREIT and InfraREIT Partners, LP, which is a subsidiary of InfraREIT (the “Operating Partnership”), are also party to a Development Agreement, dated January 29, 2015 (the “Development Agreement”), with Hunt Transmission Services, L.L.C. (“Hunt Developer”) and Sharyland.

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated CREZ Lease and CREZ Rent Supplement

In connection with the closing of the Asset Exchange Transaction, on November 9, 2017, SDTS and Sharyland amended and restated the CREZ Lease to provide for the lease by SDTS to Sharyland of the Acquired Transmission Assets (the “Amended CREZ Lease”). The term of the Amended CREZ Lease was unchanged and continues to run through December 31, 2020. The

Amended CREZ Lease addresses certain matters arising as a result of the Asset Exchange Transaction, including memorializing SDTS’s post-closing rights related to funding and ownership of future capital expenditure rights in the service territory previously certificated to Sharyland and revising the definition of what constitutes a “Footprint Project” under the lease, as discussed in “Other Amendments” below. The other material terms of the Amended CREZ Lease are the same as those described under the caption entitled “Existing Leases” included under “Item 1. Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2017 (the “Form 10-K”).

Simultaneously with their entry into the Amended CREZ Lease, SDTS and Sharyland amended and restated the CREZ Supplement (the “Amended CREZ Supplement”) to establish rent for the Acquired Transmission Assets. Pursuant to the Amended CREZ Supplement, rent on the Acquired Transmission Assets consists of only base rent, and not a percentage rent component, but was otherwise determined in a manner similar to rent on the Company’s other existing assets. Rent was unchanged for the Panhandle assets that were already covered by the CREZ Supplement prior to the Asset Exchange Transaction. For a description of the Company’s rent supplements generally, see the caption “Rental Rates” under “Provisions of Our Existing Leases” included under the subheading “Existing Leases” in “Item 1. Business” in the Form 10-K.

The foregoing descriptions of the Amended CREZ Lease and the Amended CREZ Supplement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amended CREZ Lease and the Amended CREZ Supplement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Amended and Restated McAllen and S/B/C Rent Supplements

Also on November 9, 2017, SDTS and Sharyland amended and restated the McAllen Supplement and the S/B/C Supplement to eliminate the rent associated with the Transferred SDTS Assets from all post-closing periods. Rent was unchanged for the assets that continue to be covered by the McAllen Supplement and the S/B/C Supplement post-closing. For a description of the Company’s rent supplements generally, see the caption “Rental Rates” under “Provisions of Our Existing Leases” included under the subheading “Existing Leases” in “Item 1. Business” in the Form 10-K.

The foregoing description of the amended and restated McAllen Supplement and the amended and restated S/B/C Supplement is qualified in its entirety by reference to the complete text of such supplements, copies of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference.

Other Amendments

In connection with the foregoing, on November 9, 2017, SDTS and Sharyland amended (the “Standalone Lease Amendments”) the McAllen Lease, the S/B/C Lease, the Stanton

Transmission Loop Lease and the ERCOT Transmission Lease (collectively and together with the Amended CREZ Lease, the “Leases”) to, among other things, revise the definition of “Footprint Projects” in each of the Leases in order to maintain SDTS’s existing rights under the Leases to fund Footprint Projects in the pre-closing distribution service territories, notwithstanding the disposition of the Transferred SDTS Assets and transfer to Oncor of Sharyland’s distribution service territories in the Asset Exchange Transaction. Concurrently, InfraREIT, the Operating Partnership, Hunt Developer and Sharyland amended the Development Agreement to make corresponding changes (the “Development Agreement Amendment”). Accordingly, the Standalone Lease Amendments, the Amended CREZ Lease and the Development Agreement Amendment define “Footprint Projects” as transmission or, if applicable, distribution projects that (i) are primarily situated within the Company’s current or pre-closing distribution service territory, as applicable; (ii) physically hang from the Company’s existing transmission assets, such as the addition of another circuit to the Company’s existing transmission lines, or that are physically located within one of the Company’s substations; or (iii) connect or are otherwise added to transmission lines or other property that comprise a part of the Acquired Transmission Assets.

The foregoing description of the Standalone Lease Amendments and the Development Agreement Amendment is qualified in its entirety by reference to the complete text of the Standalone Lease Amendments and the Development Agreement Amendment, copies of which are filed as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report and are incorporated herein by reference.

Relationships

As more fully described in the section captioned “Transactions with Related Persons” included in InfraREIT’s definitive proxy statement filed with the Commission on March 23, 2017, which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Ray L. Hunt and Hunter L. Hunt indirectly control Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns Hunt Developer and the Company’s external manager. Hunter L. Hunt also serves on the InfraREIT Board of Directors.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As further discussed in the “Explanatory Note” above, effective as of November 9, 2017, SDTS transferred to Oncor the Transferred SDTS Assets, consisting of SDTS’s retail distribution assets, its transmission assets in Brady and Celeste, Texas and certain related liabilities. In exchange, SDTS acquired certain of Oncor’s transmission assets located in west and central Texas, together with certain related liabilities, and $18 million in cash. The information set forth in the Explanatory Note and in Item 1.01 under the heading “Amended and Restated CREZ Lease and CREZ Rent Supplement” and “Relationships” is incorporated herein by reference.

The description of the Asset Exchange Transaction is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 10, 2017, InfraREIT issued a press release announcing the closing of the Asset Exchange Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.	Other Events.

Rate Case Dismissal

Effective upon the closing of the Asset Exchange Transaction, SDTS and Sharyland’s rate case, filed on December 30, 2016, was dismissed. As a result of the dismissal of the rate case, SDTS and Sharyland will continue operating under their existing regulatory structure, and the current regulatory parameters will remain in place until the next rate case. Sharyland and SDTS will be required to file a new rate case in the calendar year 2020, based on a test year ending December 31, 2019.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These statements give the current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward-looking statements. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma InfraREIT financial statements required by this item are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

2.1*	—	Agreement and Plan of Merger, dated as of July 21, 2017, by and among Sharyland Distribution & Transmission Services, L.L.C., Sharyland Utilities, L.P., SU AssetCo, L.L.C., Oncor Electric Delivery Company LLC and Oncor AssetCo LLC (filed as exhibit 2.1 to InfraREIT’s Current Report on Form 8-K dated July 21, 2017 and filed July 24, 2017 and incorporated herein by reference).

2.2	—	Amendment to Merger Agreement, dated as of November 9, 2017, among Sharyland Distribution & Transmission Services, L.L.C., SDTS AssetCo, L.L.C., Sharyland Utilities, L.P., SU AssetCo, L.L.C., Oncor Electric Delivery Company LLC and Oncor AssetCo LLC.

10.1	—	Fourth Amended and Restated CREZ Lease Agreement, dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Eleventh Amended and Restated Rent Supplement (CREZ Lease), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Thirteenth Amended and Restated Rent Supplement (McAllen Lease), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Thirteenth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.5	—	First Amendment to Third Amended and Restated Master System Lease Agreement (McAllen System), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.6	—	First Amendment to Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.7	—	First Amendment to Third Amended and Restated Lease Agreement (Stanton Transmission Loop Assets), dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.8	—	First Amendment to Lease Agreement (ERCOT Transmission Assets) and Seventh Amended and Restated Rent Supplement, dated November 9, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.9	—	First Amendment to Development Agreement, dated November 9, 2017, among Hunt Transmission Services, L.L.C., Sharyland Utilities, L.P., InfraREIT Partners, LP and InfraREIT, Inc.

99.1	—	Press release, dated November 10, 2017.

99.2	—	Unaudited Consolidated Pro Forma Financial Statements of InfraREIT, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: November 16, 2017	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel